LONG-TERM DEBT	12 Months Ended
Dec. 31, 2011
LONG-TERM DEBT
13.	LONG-TERM DEBT

The company’s long-term debt at December 31 is listed below.

Recourse	2011	2010

Senior notes, 8.625% due June 2011 (US$nil; December 31, 2010 – US$26.0 million)	$–	$25.9
Senior notes, 7.375% due March 2014 (US$250.0 million; December 31, 2010 – US$250.0 million)	256.4	251.6
Senior secured notes, 11.0% due December 2016 (US$280.4 million; December 31, 2010 – US$280.4 million)	285.2	278.9
Modification – difference in carrying value of 8.625% and 11.0% senior secured notes (US$38.3 million) on exchange	31.2	36.2
Class B senior secured notes, 11.0% due December 2016 (US$110.0 million; December 31, 2010 – US$110.0 million)	98.5	94.3
	671.3	686.9
Revolving asset-based loan facility of up to $175.0 million due May 2016	48.0	–
Capital lease obligations	9.2	10.2
	728.5	697.1
Non-recourse (note 6)
First mortgage bonds, 6.447% due July 2016	95.0	95.0
Subordinated promissory notes	18.8	18.8
	113.8	113.8
Total debt	842.3	810.9
Less: current portion	(466.8)	(27.0)
Total long-term debt	$375.5	$783.9

On December 15, 2011, the company withheld an interest payment of US$21.5 million due on that date on its 2016 Notes (as defined below), electing to take advantage of a 30 day grace period stipulated in the note indentures. The interest deferral represented a covenant violation on December 31, 2011 under the indentures governing the 2016 Notes. However, the covenant violation didn’t result in a default on the 2016 Notes on December 31, 2011, due to the 30 day grace period that was in force. Per the terms of the company’s Revolving-Asset Based Loan Facility (ABL Facility), the covenant violation on the 2016 Notes would have resulted in a cross-default on the ABL Facility had it not been for a 30 day waiver obtained from the ABL lenders. The covenant violation, which remained uncured on the date of the commencement of the creditor protection proceedings on January 31, 2012, resulted in a reclassification of the $414.9 million outstanding on the 2016 Notes and the $48.0 million balance drawn on the ABL Facility on December 31, 2011 as current debt.

The commencement of the creditor protection proceedings on January 31, 2012 constituted an event of default under substantially all of the company’s debt, including its 2014 Notes (as defined below), and the majority of those debt obligations became automatically and immediately due and payable. Any actions to enforce such payment obligations were stayed as a result of the creditor protection order. The company’s present debt obligations are subject to change as per the stipulations of a future reorganization plan in respect of the creditor protection proceedings. Although the expected future cash outlays on the company’s debt are therefore expected to change, the amount and timing of such change is presently undeterminable. Accordingly, the classification of long-term debt on December 31, 2011 (excluding the 2016 Notes and the outstanding balance on the ABL Facility, as discussed above) is based on the original payment terms specified in the underlying debt agreements. See Note 30, Subsequent events, for further detail on the creditor protection proceedings.

The creditor protection proceedings included a DIP Credit Agreement pursuant to which a DIP Credit Facility of approximately $175 million effectively replaced the company’s ABL Facility. See Note 30, Subsequent events, for a description of the terms of the DIP Credit Agreement.

On May 31, 2011, the company amended its ABL Facility, reducing the size of the Facility to $175 million, from $330 million, in part due to working capital levels which have been lower since the closure of the Elk Falls mill. The maturity date was extended to May 31, 2016, from August 13, 2013. In addition, the fixed assets of the Snowflake mill are no longer part of the borrowing base and become first lien security under the company’s 2016 notes thereby increasing the first lien basket under those notes by $60 million.

On February 11, 2011, the company redeemed the outstanding 8.625% senior unsecured notes of US$26.0 million, due June 2011 (2011 Notes).

In September 2010, the company purchased US$9.5 million of its 2011 Notes, for cash consideration of US$8.9 million and recorded a gain of $0.6 million on the cancellation of this debt. As of December 31, 2010, US$26.0 million of 2011 Notes remain outstanding. In 2009, the company purchased and cancelled US$45.8 million of its 2011 Notes, for cash consideration of $26.9 million and recorded a net gain of $30.7 million.

On May 19, 2010, the company issued US$110.0 million of Class B 11.0% senior secured notes due December 15, 2016 (2016 Class B Notes) at 86% of the principal amount in a private placement generating net proceeds of $93.9 million, after financing costs of $4.5 million.

On March 10, 2010, the company issued US$280.4 million of new 11.0% senior secured notes, due December 2016 (2016 Class A Notes) in exchange for US$318.7 million of its 8.625% senior unsecured notes due June 2011. The company issued US$880.0 in principal amount of the 2016 Class A Notes for each US$1,000 in principal amount of the 2011 Notes exchanged. As the cash flows of the principal and interest on a discounted basis over the life of the outstanding 2016 Class A Notes issued did not differ by more than 10% compared to the cash flows of the principal and interest on a discounted basis over the life of the 2011 Notes, the 2016 Class A Notes were accounted for as a modification of the 2011 Notes. Accordingly, the 2016 Class A Notes were recorded at the carrying value of the 2011 Notes exchanged for US$318.7 million. The excess of US$38.3 million of the carrying value of the 2011 Notes exchanged over the principal amount of the 2016 Class A Notes issued remained as part of the carrying value of the debt on the balance sheet and is being amortized as a reduction of interest expense, under the effective interest rate method, until the maturity of the 2016 Class A Notes.  As the exchange was accounted for as a modification, the legal and other non-finance expenses of $10.5 million associated with the exchange were expensed, of which $8.3 million was expensed in the year ended December 31, 2010 (2009 – $2.2 million).

The indentures governing the company’s senior notes contain customary restrictive covenants, including restrictions on incurring additional indebtedness, certain restricted payments, including dividends and investments in other persons, the creation of liens, sale and leaseback transactions, certain amalgamations, mergers, consolidations and the use of proceeds arising from certain sales of assets and certain transactions with affiliates. Collateral provided on the 2016 Class A Notes and 2016 Class B Notes (collectively 2016 Notes) consists of a first charge on substantially all of the assets of the company, other than the ABL First Charge Collateral as described below (2016 Notes First Charge Collateral) and a second charge on the ABL First Charge Collateral.  The indentures governing the 7.375% senior notes, due March 2014, (2014 Notes) and the 2016 Notes limit the ability of the company to incur debt, other than permitted debt, while the company cannot meet a fixed charge coverage ratio of 2.0:1.  The company’s fixed charge coverage ratio under these indentures, calculated on a 12-month trailing average, was 0.2:1 at December 31, 2011 (December 31, 2010 – 0.4:1).

Under the indentures for the 2014 Notes and 2016 Notes, permitted debt includes (a) the company’s existing 2014 Notes; (b) a credit facility basket in an amount equal to the greater of (i) $725.0 million and (ii) the sum of 85% of the book value of the company’s accounts receivable, 60% of the book value of the company’s inventory and $375.0 million, against which the company’s utilization of the $175.0 million ABL Facility applies to this basket under both the 2014 Note Indenture and 2016 Note Indentures, the 2016 Notes apply to this basket under the 2014 Note Indenture and the 2016 Class B Notes reduce this basket under the 2016 Note Indentures; (c) purchase money debt and capitalized lease obligations in an amount equal to 7.5% of the company’s consolidated tangible assets; (d) a $100.0 million general basket; and (e) a $5.0 million basket for accommodation guarantees, trade or standby letters of credit, performance bonds, bankers’ acceptances and surety bonds.

In addition, the indenture governing the 2016 Notes includes a limitation of US$470.7 million on the amount of 2016 Notes and additional debt that can be secured on a pari passu basis with the 2016 Notes, and restricts the ability of the company to repurchase the 2014 Notes prior to their maturity unless, among other things, the company has available liquidity under the ABL Facility and cash on hand of at least $100.0 million. The company cannot make any restricted payments, including paying any dividends, except to the extent the balance in its restricted payments baskets is positive. The restricted payments baskets under the 2014 Notes and 2016 Notes were negative $441.8 million and negative $195.4 million, respectively, as at December 31, 2011, as a result of accumulated losses in recent years (December 31, 2010 – negative $302.2 million and negative $86.2 million, respectively).

The security for the ABL Facility and the related derivatives facilities consists of a first charge on the accounts receivable, inventory and cash of the company (collectively, the ABL First Charge Collateral) and a second charge on the 2016 Notes First Charge Collateral. Availability under the ABL Facility is determined by a borrowing base calculated primarily on eligible accounts receivable and eligible inventory, less certain reserves. The borrowing base at December 31, 2011 includes a reserve of $0.4 million for unpaid property taxes and associated penalties. A reserve may also be imposed for vacation pay obligations if availability (as defined in the ABL Facility) is below $50.3 million. As at December 31, 2011, the borrowing base under the ABL Facility was $151.8 million. After deducting outstanding drawings of $48.0 million and outstanding letters of credit of $32.2 million, $71.6 million was available under the ABL Facility, before potential application of a springing fixed charge coverage ratio (refer to next paragraph). The company also had an additional $25.1 million of cash on hand at December 31, 2011.

The amended ABL Facility includes a financial covenant that requires the company to maintain a minimum fixed charge coverage ratio of 1.1/1.0 if excess availability under the Facility is below $22 million. This springing fixed charge financial covenant replaces the previous three financial covenants under the original $330 million ABL on (a) minimum shareholders’ equity; (b) minimum excess availability; and (c) maximum capital expenditure in a fiscal year. On December 31, 2011 the fixed charge coverage ratio was 0.4/1.0 for purposes of this covenant.

The ABL Facility also contains a number of covenants that, among other things, place restrictions on matters customarily restricted in such facilities, including indebtedness which encompasses guarantee obligations, liens, fundamental changes, investments, derivative transactions, sales of assets, changes in fiscal periods, environmental activity, negative pledges, subsidiary distributions and changes in lines of business as well as restrictions on voluntary prepayments of certain debt, including the senior notes, unless Excess Availability of at least $65.0 million is maintained. The ABL Facility contains customary events of default, including failure to pay principal or interest when due, failure to comply with or observe key covenants, adverse judgments, seizures of property, material adverse change, auditors’ going concern qualification, and change in control.

At December 31, 2011, with the exception of the covenant violation that resulted from the interest deferral on the 2016 Notes (see above), the company was in compliance with its covenants under each of the indentures governing its outstanding senior notes. The company was in compliance with its covenants under the ABL Facility with the exception of the cross-default that would have resulted from the interest deferral on the 2016 Notes had it not been for the 30 day waiver obtained from the ABL lenders.

Non-recourse debt is debt owed by the company’s subsidiary PREI. The company has a 50.001% interest in PREI, and consolidates 100% of it as PREI is a VIE in which the company is the primary beneficiary.

Scheduled total debt repayments

	Recourse debt	Non-recourse debt (PREI)

2012	$449.0	$–
2013	3.7	–
2014	255.9	–
2015	–	–
2016	–	95.0
Thereafter	–	18.8
	$708.6	$113.8

The company’s long-term debt is recorded at amortized cost. The following table provides information about management’s best estimate of the fair value of the company’s debt:

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value

Recourse	$728.5	$279.5	$697.1	$585.5
Non-recourse	113.8	124.7	113.8	120.1

The fair value of the company’s long-term recourse debt related to its senior notes is determined based on quoted market prices of identical debt instruments. The fair value of the company’s recourse debt related to the ABL Facility and non-recourse debt related to the first mortgage bonds is measured by discounting the respective cash flows at quoted market rates for similar debt having the same maturity. In measuring fair value, the company incorporates credit valuation adjustments to appropriately reflect its own non-performance risk, where appropriate.